Compensation Plan for Board Members	12 Months Ended
Dec. 31, 2016
Compensation Related Costs [Abstract]
Compensation Plan for Board Members
Compensation Plan for Board Members
The Compensation Committee of the Board of Directors of the Company recommended and the Board approved a new compensation plan for the payment of quarterly Board fees. At the election of each Board member, beginning with the third quarter of 2016, they had the option to either receive cash payments or to be paid in common stock of the Company. For the third quarter of 2016, two of the Board members elected to be paid in common stock of the Company resulting in the issuance of 25,422 shares of common stock.